Exhibit 99.1

 Photronics, Inc.Global Leader in the Merchant Photomask Industry  21st Annual Needham Growth ConferenceJanuary 16, 2019

 Safe Harbor Statement  2  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “should”, “plan”, “project” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission, specifically our most recent Form 10K and Form 10Q.Non-GAAP Financial MeasuresThis presentation and some of our comments may reference non-GAAP financial measures. These non-GAAP financial measures exclude certain income or expense items, and are consistent with another way management internally analyzes our results of operations. Non-GAAP information should be considered to be a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. Please see the “Reconciliation of GAAP to Non-GAAP Financial Information” in this presentation.

A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competencies: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*

- **Investing aggressively to exploit secular growth opportunities**
  - *China industry expansion – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Explosion of G10.5+ panel capacity*

- **On track for 2020 target: $630M revenue & $0.80 EPS**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Share repurchase reverses dilution*
  - *Additional upside from potential M&A*

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 Largest merchant photomask manufacturerUnmatched global footprintInvesting to exploit market disruptions with reciprocal customer commitments Strong balance sheet to fund growth  Photronics at a Glance  4

 Photomasks are Critical to Electronic Manufacturing  5  ComponentDesign  End User  Manufacturing Process  Photomask

Core Competencies Underpin Sustainable Growth

Low Cost Producer	Cost control Supply chain optimization
Operational Excellence	Flexible delivery High yields
Customer Intimacy	Trusted partner Wafer yield enhancement
Technology Leader	Process know-how Advanced PoR

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Delivering on Growth Commitments

- **Repositioned the Company**
  - China
    - Total TAM ~$700M by 2022
    - Region with strongest growth potential
    - Supported by new manufacturing facilities in 2019
  - IC Captive
    - Approximately $2.4B TAM
    - We are seen as trusted partner
    - Commitments strengthen sustainability
- **High-end revenue growth**
  - High value and high growth
  - Supports China & captive initiatives



Revenue ($M)
250
200
150
100
50
0
+131%
+85%
+42%
China
IC Captive
High-End
2017
2018

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 Technology as a Tool to Support Business Growth  8  High-End39%  Mainstream61%  High-End64%  Mainstream36%  Growth Investment Cycle

Driving Sustainable, Profitable Growth

Long term (36+ months)

- Strategic photomask partnerships
- Adjacent market M&A

Future

Medium term (12-36 months)

- China investments
- FPD technology inflections

Ongoing

Short term (6-12 months)

- Repositioning the company
- Improving high-end revenue

Implemented

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Developing and Growing China Business


China Revenue ($M)
+57% CAGR
100
26
2015
2018
IC
FPD

- **We already have growing business in China**
  - 19% of total revenue in 2018
    - 13% of IC revenue
    - 39% of FPD revenue
  - Growing strong since 2015
    - IC +51% CAGR
    - FPD +67% CAGR
- **Manufacturing presence in China aims to accelerate growth**
  - Customer contracts will help quickly ramp facilities
  - Investment incentives reduce risk and improve returns
  - IC JV enables us to compete more effectively

PHOTRONICS

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Investing in China Operations

	IC	FPD
Location	Xiamen	Hefei
Investment Amount	$160M	$160M
Cleanroom Size	~2,500 m^2	~4,500 m^2
Ownership Structure	Majority-owned (50.01%) JV	Wholly-owned
Technology	High-end, mainstream, logic, memory	Up to G10.5+, AMOLED
Production Start	First half of 2019	First half of 2019
Incremental Revenue	$150M (total for both operations)	

Customer commitments totaling ~$300M over next three years
Enables Hefei facility to operate profitably
Enables Xiamen facility to achieve breakeven

<u>PLAB well positioned for these investments</u>
Global merchant market and technology leader
Strong footprint in Asia
Balance sheet to support investment

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 Reducing Risk of China Investment  12

Leveraging Technology Leadership for Mobile Display AMOLED Adoption


Smartphone AMOLED Adoption
70%
60%
50%
40%
30%
20%
10%
0%
2017
2018
2019
2020
2021
AMOLED remains preferred technology for mobile applications

Source: Internal Estimates

- **Mobile devices moving from LCD to AMOLED**
  - Superior visual characteristics
  - Lower power consumption
  - Enables flexible format
  - Preferred for VR/AR devices
- **Increases mask complexity**
  - More mask layers per set
  - Tighter specs on each layer
- **Extending technology leadership with P-800 in Korea**
  - Only firm with this advanced mask writer
  - Produces highest resolution AMOLED masks
  - Competitive advantage vs. all merchants and captives

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G10.5+ → Improved Glass Efficiency for Ultra-Large Screen TV


G6
1500 mm x 1850 mm
65”
88%
65”
G7.5
1950 mm x 2250 mm
75”
73%
75”
G8.5
2200 mm x 2500 mm
65”
65”
64%
65”
G10.5+
2940 mm x 3370 mm
75”
75”
75”
94%
75”
75”
75”
65”
65”
65”
95%
65”
65”
65”
65”
65”

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“Made in China 2025” Driving Growth in FPD Market



China FPD Mask Production ($M)
441
168
+17% CAGR
G10.5+
CAGR +62%
2017
2023
G10.5+
G8
G6 LTPS/AMOLED
G5

Source: Internal Estimates

- **China represents fastest growing display region**
  - 64 fabs in production, under construction or being planned
  - Largest display producer (Korea 2nd)
- **Photomask opportunities in China are attractive**
  - Wide range of display technology, including AMOLED & G10.5+
  - No merchant photomask producer with high-end experience
  - No G10.5+ photomask producer

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64 China Display Fabs in Production by 2022

New (29)

- LCD (7)
- AMOLED (15)
- G10.5+ (7)

Existing (35)

- LCD (25)
- AMOLED (9)
- G10.5+ (1)



Photronics Locations

FPD Korea
FPD Hefei
FPD Taiwan

Image from https://commons.wikimedia.org/wiki/File:China-equirect.png

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"Made in China 2025" Driving Growth in IC Market



China IC Market ($B)
China IC Production ($B)
IC Production Share of China IC Market:
2012: 10.8%
2017: 13.3%
2022F: 16.7%
2017-2022F
CAGR = 8%
2017-2022F
CAGR = 13%
$54
$56
$54
$75
$81
$82
$90
$101
$103
$111
$138
$201
$4.6
$4.9
$4.2
$5.8
$7.9
$8.8
$10.3
$11.7
$13.4
$13.0
$18.5
$33.6
Billions of Dollars
240
200
160
120
80
40
0
07
08
09
10
11
12
13
14
15
16
17
22F
Year

Source: IC Insights

- **China represents fastest growing semiconductor region**
  - Growing domestic producers
  - Investments by multi-nationals
- **More investment needed to meet national targets**
  - 2022 forecast is 17%
  - China government target is 40% by 2020, 70% by 2025
- **Photomask opportunities in China are attractive**
  - Wide range of nodes in logic and memory
  - No strong domestic merchant mask producer

PHOTRONICS

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23 New China 12” IC Fabs


SMIC (L)
Intel (M)
Sien IC (L)
Innotron (M)
Nexchip (L)
YMTC (M)
Samsung (M)
AOS (L)
Unigroup (L)
GF (L)
HidM (L)
AMS (L)
TSMC (L)
HH Group (L)
Unigroup (M)
SMIC (L)
HLIC (L)
SMIC (L)
USC (L)
Silan (L)
JHICC (M)
Cansemi (L)
SMIC (L)

- Logic (17)
- Memory (6)

Photronics Locations
IC Korea
IC Xiamen
IC Taiwan
IC Boise (not shown)

Image from https://commons.wikimedia.org/wiki/File:China-equirect.png

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 Top line growth combined with continued focus on driving costs outDisciplined focus on investments to improve ROICMaintain strong balance sheet while returning cash to shareholdersLaunched two buy-back programs in FY18Financial stability through economic downturnFlexibility to invest in other growth opportunities (organic or M&A)  Strategic Priorities to Improve Shareholder Value  19

 Powerful operating leverage: target 50%Strong operating cash flow generatorPositive free cash flow every fiscal year since 2009Solid balance sheet  Solid Financial Fundamentals  20

 Key Success Factors“Made in China 2025” – new facilitiesFPD technology inflectionsRepositioning the companyNode migration (logic & memory)Growing business with captive producersIC JV’s in China and TaiwanStable mainstream businessCross-site collaboration to serve global customers  On Our Way to 2020 Target  21

Clear Capital Deployment Priorities

- **Fund organic growth**
  - Geographic expansion into China
  - Technical investments to maintain leadership position
- **Explore strategic M&A**
  - Photomask industry – IC & FPD
  - Adjacencies to increase revenue diversification
- **Debt repayment**
  - Converts mature in April 2019
  - Established $75M loan agreements in China
- **Share repurchase**
  - Repurchased $23M of $45M net authorization in 2018
  - Reduced outstanding shares by 2.6M



Cash & Debt ($M)
308
62
246
329
57
272
2017
2018
2020 Estimate
Cash
Debt
Net Cash*

*Net cash defined as cash and cash equivalents less long-term borrowings (including current portion)

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Financial Summary

- **Clear path to accelerate profitable growth**
- **Prudent stewardship of balance sheet**
- **Financial model to grow income faster than revenue**
- **On track to achieve financial targets**
  - Revenue $630M & EPS $0.80 by 2020
  - Operating margin > 15%
  - Minimum $100M net cash
  - Improve ROIC – no projects accepted below hurdle rate

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A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competencies: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*

- **Investing aggressively to exploit secular growth opportunities**
  - *China industry expansion – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Explosion of G10.5+ panel capacity*

- **On track for 2020 target: $630M revenue & $0.80 EPS**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Share repurchase reverses dilution*
  - *Additional upside from potential M&A*

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Thank you for your interest!  For Additional Information:R. Troy Dewar, CFAVice President, Investor Relations203.740.5610tdewar@photronics.com